EXHIBIT 99.2

Callon Petroleum Company

Notice of Redemption of All Outstanding Shares of
$2.125 Convertible Exchangeable Preferred Stock, Series A
and Letter of Transmittal

To:	Holders of Callon Petroleum Company’s
$2.125 Convertible Exchangeable Preferred Stock, Series A

Callon Petroleum Company (the “Company”) has elected to redeem all of its outstanding shares of $2.125 Convertible Exchangeable Preferred Stock, Series A (the “Preferred Stock”). This notice of redemption and letter of transmittal (the “Letter”) is being mailed on June 13, 2005 to all holders of record of Preferred Stock as of the close of business on June 10, 2005. Our records indicate that you currently hold certificates representing shares of Preferred Stock. Those certificates MUST BE RETURNED in order to be redeemed or converted into shares of the Company’s common stock. The terms of the redemption are described below. Please complete Items 1-3, Item 5 and, if applicable, Item 6 of this Letter and return it along with your certificates to the address indicated in Item 4.

Redemption Terms. The Preferred Stock will be redeemed at a redemption price equal to $25.213 per share, plus $0.525347, representing all accrued and unpaid dividends to the redemption date. The redemption date for the Preferred Stock will be July 14, 2005. On the redemption date, the Preferred Stock will be deemed to cease to be outstanding, dividends will cease to accrue and all rights, other than the right to receive the redemption price, of any person other than the Company will cease, and the redemption price will become due and payable on each share of Preferred Stock. A holder of shares of Preferred Stock will not be entitled to receive the redemption price until the certificate(s) representing such holder’s shares of Preferred Stock and a completed copy of this Letter are delivered to the Company’s transfer agent at the address indicated in Item 4.

Conversion Terms. The conversion price of the Preferred Stock is $11.00. Each share of Preferred Stock is currently convertible into 2.273 shares of the Company’s common stock. The closing price of the Company’s common stock on the NYSE on June 10, 2005 was $14.46 per share. The right of holders of shares of Preferred Stock to exercise their conversion right shall terminate at the close of business on July 7, 2005, the fifth business day prior to the redemption date, provided that no default by the Company in the payment of the applicable redemption price shall have occurred and be continuing. If you wish to convert your shares of Preferred Stock into the Company’s common stock, the transfer agent must have received the certificates representing your shares of Preferred Stock and this completed Letter by July 7, 2005.

Beneficial Owners. Only a registered holder of shares of Preferred Stock may surrender Preferred Stock for redemption or conversion. Any beneficial owner whose shares of Preferred Stock are registered in the name of his broker, dealer, commercial bank, trust company or other nominee should contact the registered holder promptly and instruct the registered holder to execute and deliver this Letter on his behalf.

Questions. Please call American Stock Transfer & Trust Company at toll-free (877) 248-6417 or (718) 921-8317 if you have any questions regarding this Letter or the procedures for complying with the redemption of your Preferred Stock or an election to convert your Preferred Stock into shares of the Company’s common stock.

Item 1.	Description of Preferred Stock Surrendered. (Instruction 1)

[	]
Total Number of
Shares of Preferred
		Certificate Number	Stock
Mailing Label

[	]	Total:

Item 2.	Redemption Price or Conversion Election. (Instruction 2)

Redemption Option	Conversion Option

I wish to redeem Preferred Stock for the redemption price: (please check one)	I wish to convert Preferred Stock into shares of the Company’s common stock: (please check one)

All of the shares of Preferred Stock called for redemption.	All of the shares of Preferred Stock called for redemption.

of the shares of Preferred Stock called for redemption.	of the shares of Preferred Stock called for redemption.

None of the shares of Preferred Stock called for redemption.	None of the shares of Preferred Stock called for redemption.

Item 3.	Signature. (Instruction 4)

Unless a signature guarantee is provided, this Letter must be signed by the registered holder(s) exactly as the name(s) appears on certificate(s) representing shares of Preferred Stock or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

Signature of Preferred Stockholder	Date

Signature of Co-Preferred Stockholder	Date

Daytime Telephone Number

Signature Guarantee

Signature Guaranteed by an Eligible Institution

(Authorized Signature)	Date

Title:

Name of Firm:

Address:

Area Code and Telephone Number:

Item 4.	Address. (Instruction 5)

      Send your certificates and the signed and completed copy of this Letter to American Stock Transfer & Trust Company using one of the following delivery methods*:

Mail (First class, Registered or Certified)	American Stock Transfer & Trust Company
6201 — 15th Avenue
Brooklyn, New York 11219
Attention: Reorganization Department

Overnight Courier	American Stock Transfer & Trust Company
6201 — 15th Avenue
Brooklyn, New York 11219
Attention: Reorganization Department

Hand Delivery	American Stock Transfer & Trust Company
59 Maiden Lane, Plaza Level
New York, New York 10038
Attention: Reorganization Department

*Note: Neither the Company nor American Stock Transfer & Trust Company assumes the risk of loss of any certificate sent by mail or overnight courier. We suggest that you send your certificates representing shares of Preferred Stock to American Stock Transfer & Trust Company by registered or certified mail.

Item 5.	Taxpayer Identification Number. (Instruction 6)

Please read the certification below. This certification enables us to certify your TIN in order to avoid backup withholding on your account. Please provide your TIN on the line below and certify by signing and dating below.

___ ___ ___– ___ ___– ___ ___ ___ ___ OR	___ ___– ___ ___ ___ ___ ___ ___ ___
Social Security Number	Employer Identification Number

W-9 Certification

W-9 Certification. Under penalties of perjury, I certify that: (1) the number shown on this Letter is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out Certification (2) above if you have been notified by the IRS that you currently are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature of Preferred Stockholder	Date

Item 6.	Lost Certificates Representing Shares of Preferred Stock. (Instruction 7)

Mark this box if some or all of your certificates representing shares of Preferred Stock have been lost, stolen or destroyed.

By signing this Item 6, the undersigned certifies that the undersigned is the lawful owner of the shares of Preferred Stock described in Item 1 of this Letter, the undersigned has made a diligent search for the certificate(s) representing the shares of Preferred Stock, and the undersigned has been unable to find it. The undersigned hereby agrees (for the undersigned, the undersigned’s heirs, assigns and personal representatives), in consideration of the payment of the redemption price or the issuance of shares of the Company’s common stock as a result of a conversion election with respect to the Preferred Stock, to completely indemnify, protect and hold harmless Callon Petroleum Company and American Stock Transfer & Trust Company, and their respective affiliates, from and against all losses, costs and damages which they may be subject to, or liable for, with respect to the cancellation of the certificate(s) representing the Preferred Stock in exchange for the payment of the redemption price or the issuance of shares of the Company’s common stock as a result of a conversion election. The undersigned agrees to surrender the certificate(s) representing the shares of Preferred Stock to Callon Petroleum Company for cancellation if the undersigned finds it at any time.

(Signature of Preferred Stockholder)	Date

By:

Name:

Title:

Instructions to Letter of Transmittal

      1. Shares of Preferred Stock. List each certificate number, the number of shares of Preferred Stock represented by each certificate and the total number of shares of Preferred Stock for which you hold certificates in Item 1. If the space provided in Item 1 is inadequate, list the additional certificate numbers and number of shares of Preferred Stock represented by such certificates on a separate signed schedule attached to this Letter. You must locate and return the certificate(s) representing all shares of Preferred Stock you hold with this Letter.

      2. Election of Redemption Price or Conversion. Indicate, with respect to the shares of Preferred Stock identified in Item 1, whether you wish to receive the redemption price, you wish to convert your shares into common stock, or if you wish to receive the redemption price with respect to a portion of such shares and convert the remaining shares into shares of the Company’s common stock. If you elect to convert any shares of Preferred Stock, no payments with respect to accrued and unpaid dividends will be made with respect to such shares and, in lieu of issuing fractional shares upon surrender of your shares of Preferred Stock, you will be paid an amount equal to the fractional amount of the closing price of the Company’s common stock on the day of conversion equal to the amount of such fractional share.

      3. Name(s) and address as shown on your certificate representing shares of Preferred Stock. Please confirm that your address set forth in Item 1 and on the certificates representing the shares of Preferred Stock is correct. If it is incorrect, please call the transfer agent at toll-free (877) 248-6417 or (718) 921-8317 prior to submitting this Letter. The redemption price, or, if you elect to convert Preferred Stock, new certificates representing shares of common stock of the Company, will be mailed to the address as shown on your certificates unless you contact us and arrange for alternative delivery.

      4. Signatures and Signature Guarantees. This form must be signed by the registered holder(s) of the Preferred Stock exactly as the names appear on the certificate for the Preferred Stock, without any change whatsoever. If any shares of Preferred Stock are owned of record by two or more joint owners, all of such owners must sign this Letter. If this Letter is being executed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the name, full title and address of such representative, and submit with this Letter proper evidence of their authority to act satisfactory to the Company. A signature guarantee by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (“Eligible Institution”) is only required if this Letter is signed by a person other than the registered holder of the Preferred Stock surrendered. If this Letter is signed by a person other than the registered holder of any certificates specified in this Letter, such certificates must be endorsed or accompanied by appropriate stock powers, in each case signed exactly as the name or names of the registered holders appear on the certificates and signatures on such certificates must be guaranteed by an Eligible Institution. Please call the transfer agent at toll-free (877) 248-6417 or (718) 921-8317 to determine what endorsements and documents must be transmitted with this Letter.

      5. Where to send your certificates representing shares of Preferred Stock and this Letter. Send certificates representing shares of Preferred Stock and an executed copy of this Letter to the address identified in Item 4.

      6. Taxpayer Identification Number. Please complete and sign where indicated in Item 5.

      7. Lost certificates. Please read Item 6 and mark the box if some or all of your certificates representing shares of Preferred Stock have been lost, stolen or destroyed.

      8. Representations and Warranties. By executing this Letter, you represent, warrant and acknowledge the following:

•	You have full power and authority to, and hereby, sell, assign and transfer the shares of Preferred Stock surrendered for redemption or conversion to the Company, and the Company will acquire good, marketable and unencumbered title to shares of Preferred Stock so surrendered, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, proxies or rights. You will, upon request, execute and deliver any additional documents deemed by the transfer agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of your shares of Preferred Stock.

•	All authority conferred or agreed to be conferred by this Letter shall survive your death or incapacity and your obligations under this Letter shall be binding upon your heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      9. Power of Attorney. By executing this Letter, you hereby irrevocably constitute and appoint American Stock Transfer & Trust Company as your agent and attorney-in-fact (with full knowledge that such transfer agent also acts as agent of the Company) with respect to surrendered Preferred Stock with full power of substitution to (1) deliver certificates for such shares of Preferred Stock to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (2) present such shares of Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Preferred Stock, all in accordance with the terms of the Certificate of Designations for the Preferred Stock. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.